TOUCHSTONE SMALL CAP VALUE FUND                        SUMMARY PROSPECTUS
CLASS Z TICKER: TSVOX                                  JANUARY 28, 2010
                                                       AMENDED DECEMBER 6, 2010

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus, dated January 28, 2010 as amended from time to time, and Statement of Additional Information, dated January 28, 2010 as amended from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Small Cap Value Fund (formerly Touchstone Small Cap Value Opportunities Fund) seeks long-term capital growth.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  Class Z
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Wire Redemption Fee                                               Up to $15
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
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Management Fees                                                   0.95%
Distribution and/or Service (12b-1) Fees                          None
Other Expenses                                                    0.55%
   Shareholder Service Fees                                       0.22%
Total Annual Fund Operating Expenses                              1.72%
Fee Waiver and/or Expense Reimbursement(1)                        0.22%
Total Annual Fund Operating Expenses After Fee Waiver
   and/or Expense Reimbursement                                   1.50%
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1     Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.50%. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                 $153
3 Years                                                $520
5 Years                                                $913
10 Years                                               $2,012
-------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 215% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisor, DePrince, Race & Zollo, Inc. ("DRZ"), believes have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company has a market capitalization of no more than $2 billion at the time of initial purchase.

DRZ employs a multi-step, "bottom up" investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend.Applying various valuation multiples such as price-to-earnings, price-to-book, price-to-cash flow, etc., DRZ seeks companies trading at the low end of their historical relative valuation levels. The investment team then conducts rigorous fundamental analysis to identify an imminent catalyst which should lead to future price appreciation. Relative price targets are established for the remaining stocks that have identifiable catalysts. Finally, if the expected upside is two times the downside a stock is a candidate for the Fund. DRZ considers selling a security when its yield falls below the acceptable limit, when the valuation is no longer attractive or the fundamentals of the company or sector deteriorate.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas. The Fund will typically hold 65 to 80 securities with no more than three times the benchmark weight in a particular sector. The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with the Russell 2000 Value Index and Russell 2000 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SMALL CAP VALUE FUND - CLASS Z TOTAL RETURN

                                  [BAR CHART]

     2003      2004     2005      2006       2007       2008     2009
    -----     -----     ----     -----     ------    -------    -----
    54.13%    23.73%    9.71%    12.71%    -1.20%    -36.16%    18.48%

Best Quarter: 2nd Quarter 2003 +18.97%   Worst Quarter: 4th Quarter 2008 -24.10%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009
                                                                           Since
                                                                       Inception
                                                       1 Year  5 Years  (3-4-02)
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
CLASS Z RETURNS
Return Before Taxes                                    18.48%  -0.96%    7.63%
Return After Taxes on Distributions                    18.48%  -1.52%    6.78%
Return After Taxes on Distributions and
    Sale of Fund Shares                                12.01%  -0.89%    6.39%
RUSSELL 2000 VALUE INDEX                               20.58%  -0.01%    5.54%
(reflects no deductions for fees, expenses or taxes)
RUSSELL 2000 INDEX                                     27.17%   0.51%    4.85%
(reflects no deductions for fees, expenses or taxes)
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INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   DePrince, Race & Zollo, Inc.

PORTFOLIO MANAGER(S)

Gregory T. Ramsby
Partner and Portfolio Manager, Small-Cap and Micro-Cap Value
Managing the Fund since 2010

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                          Initial    Additional
                                                        Investment   Investment
--------------------------------------------------------------------------------
Regular Account                                        $     2,500   $      50
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act        $     1,000   $      50
Investments through the Automatic Investment Plan      $       100   $      50
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You may buy and sell shares in the Fund on a day when the New York Stock
Exchange is open for trading. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.